BALANCED FUND
                                  ANNUAL REPORT


                                IAI BALANCED FUND


                                 MARCH 31, 1997




                                   [LOGO] IAI
                                  MUTUAL FUNDS




                                TABLE OF CONTENTS
                                IAI BALANCED FUND


                                  ANNUAL REPORT
                                 MARCH 31, 1997

                Chairman's Letter...............................2

                Fund Managers' Review...........................4

                Fund Portfolio..................................7

                Notes to Fund Portfolio........................13

                Statement of Assets and Liabilities............15

                Statement of Operations........................16

                Statements of Changes in Net Assets............17

                Financial Highlights...........................18

                Notes to Financial Statements..................19

                Independent Auditors' Report...................24

                Federal Tax Information........................25

                IAI Mutual Fund Family.........................26

                Adviser, Custodian, Legal Counsel,
                Independent Auditors,
                Directors.......................Inside Back Cover




                                CHAIRMAN'S LETTER
                                IAI BALANCED FUND

THE DOW LEADS THE WORLD

[PHOTO]
NOEL P. RAHN
CHAIRMAN

The U.S. stock market continues to offer pleasant surprises, with the Dow Jones Industrial Average up more than 60% during the past two years--breaking through 7000 on February 13. As we move through 1997, most of the conditions which led to that runup are still intact: low inflation, relatively low interest rates, moderate economic growth and strong corporate productivity.

In contrast, global stock markets continue to lag the United States, as Japan's economy continues to struggle and Europe grapples with the upcoming unification of its currency. Throughout much of the 1990s, the U.S. stock market has outperformed international markets. However, the reverse was generally true in the 1980s. We continue to see international markets as an excellent diversification strategy.

For much of 1996, the U.S. bond market endured a bumpy ride, as interest rates rose steadily, ignited by a spring quarter that was one of the strongest economic periods in years. Indeed, for much of the spring and summer, the benchmark 30-year Treasury bond traded at about 7% as investors feared inflation and action by the Federal Reserve Board to slow the economy. However, by the fall, the economy slowed down and the Fed chose not to tighten credit. Even when the economy rebounded in the fourth quarter, the Fed didn't act because there was still no sign of inflation.

The Fed, however, is a vigilant observer of the economy and is very sensitive to potential inflation. Since the economy is at full employment and energy prices have been rising, it wouldn't be surprising to see an uptick in inflation in the months ahead. That could cause interest rates to rise and put the brakes on the stock and bond markets.

If you're a long-term investor, then you should be concerned that you've properly diversified your portfolio among stocks and bonds, perhaps increasing your focus on bonds as you approach retirement and require income. If you're a young investor just starting your investment program, international equities are a good place to be for growth. Wherever you are in life, you should make sure that your investment portfolio generally reflects your long-term investment goals for 1997 and beyond.

ECONOMIC OUTLOOK

Larry Hill, IAI's Chief Fixed Income Officer, provides his economic outlook below.

The economy was surprisingly strong in the first quarter of 1997. Real growth will slow from the reported pace of 5.6%. However, the slowdown will need some help from higher interest rates if the Fed expects to meet its economic growth targets. Business and labor markets no longer have excess capacity. Money and liquidity are ample to finance above-trend growth. Furthermore, the value of the U.S. dollar complicates the outlooks. Over the last two years, a strong dollar has helped to restrain U.S. output and hold down price increases. This trend may be coming to an end.

This combination of factors will lead to a modest rise in inflation in the second half of the year. While increases will be restrained, interest rates are likely to rise and the yield curve will flatten.

However, a recession is unlikely in the next four quarters. Full employment, lower federal budget deficits and rising productivity from strong capital spending are all positive factors in our long-term outlook for the market. Potential volatility in the months ahead will present good long-term buying opportunities.

Please read the Fund Managers' Review, which follows this letter, for a detailed perspective on the Fund's performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,


/s/ Noel P. Rahn

Noel P. Rahn

Chairman



                              FUND MANAGERS' REVIEW
                                IAI BALANCED FUND

IAI BALANCED FUND


[PHOTO]
LARRY R. HILL, CFA
IAI BALANCED FUND
CO-MANAGER


[PHOTO]
DONALD J. HOELTING, CFA
IAI BALANCED FUND
CO-MANAGER


FUND OBJECTIVE

IAI Balanced Fund's objective is to maximize total return. This is pursued by investing in a broadly diversified portfolio consisting primarily of stocks, bonds, and short-term instruments. The Fund may also invest in other securities. As the market outlook changes, the Fund's asset allocation is shifted gradually.

FACTORS AFFECTING THE
PAST YEAR'S PERFORMANCE

The IAI Balanced Fund performed well for the year ended March 31, 1997 with a total return of 18.55% in comparison to the returns from the S&P 500 index at 19.94%, the Lehman Brothers Government/Corporate bond index at 4.46%, and the international equity markets as represented by the MSCI EAFE index at 1.75%. The fund's current allocation structure is approximately 55% Equities and 45% Fixed Income.

In our bond allocation, we maintained a relatively neutral duration throughout most of 1996. In the beginning of 1997, with more evidence of increased economic strength (and the subsequent raising of short-term interest rates by the Federal Reserve board in late March), we set our bond strategy to a more defensive structure. Portfolio duration is shorter and we have increased the weighting in U.S. governments. Throughout the last 12 months, we have focused on the tactical use of some high yield bonds, international bonds, and asset-backed securities for added yield. We continue to selectively use these strategies. Despite the prospect for modest increases in interest rates, we continue to believe that U.S. bonds offer excellent long-term value.

Clearly, our process of investing in primarily larger stocks, both domestic and international along with our investment in private equity or venture capital has aided our performance. There were significant winners from our investment in both private equity holdings and several large international stocks. Our tactical use of these two types of stocks has increased these past twelve months as we seek more value in markets outside of our own. Our investment in large global companies such as Hitachi Ltd., Glaxo Wellcome, and British Petroleum will support the fund if domestic stock markets weaken. The general weakness of the smaller U.S. domestic stocks and overperformance of our larger domestic issues was a significant positive factor for the fund as well these past 12 months.

OUTLOOK

Investor sentiment has finally turned negative after two years of stock market performance in excess of twice the average annual returns achieved over the past 50 years. As valuation driven investors, we see the correction in U.S. stocks as an opportunity to purchase companies with excellent business opportunities which have been indiscriminately sold down to good long-term values. Modest increase in interest rates in the second half of 1997 should provide an excellent long-term buying opportunity for bonds.



                              FUND MANAGERS' REVIEW
                                IAI BALANCED FUND

TOP FIVE DOMESTIC EQUITY SECTORS
% OF NET ASSETS AS OF 3/31/97

[BAR CHART]

FINANCIAL                    9.2%

PRODUCER MANUFACTURING       5.0%

CONSUMER DURABLES            4.6%

CONSUMER NON-DURABLES        3.1%

ELECTRONIC TECHNOLOGY        3.0%




TOP FIVE EQUITY HOLDINGS

                                                         % of Net Assets
-------------------------------------------------------------------------------
Issue                        Sector                     3/31/97    3/31/96
-------------------------------------------------------------------------------

Berkshire Hathaway Class A   Producer Manufacturing       1.65        --
Intel                        Electronic Technology        1.27       1.13
Department 56                Consumer Durables            1.26        --
Philip Morris                Consumer Non-Durables        1.25        --
Westinghouse Electric        Producer Manufacturing       1.12        --
-------------------------------------------------------------------------------
TOTAL                                                     6.55       1.13



EFFECTIVE MATURITY
% OF BOND PORTFOLIO AS OF 3/31/97

[BAR CHART]

YEARS
-----
0-3            9%

3-5           17%

5-10          25%

10-20         17%

20+           32%



BOND SECTORS
% OF BOND PORTFOLIO AS OF 3/31/97

[PIE CHART]

U.S. Government Obligations                  35%

U.S. Government Agency Mortgage-Backed       32%

Corporate                                    33%



BOND CREDIT RATING
% OF BOND PORTFOLIO AS OF 3/31/97

U.S. Government.....67%
Aaa.................--%
Aa..................--%
A...................19%
Baa..................7%
Non-Investment
Grade................7%



                              FUND MANAGERS' REVIEW
                                IAI BALANCED FUND

NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI BALANCED FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


VALUE OF $10,000 INVESTMENT+

                              [PLOT POINTS CHART]

            IAI Balanced Fund                      Lehman Govt/Corp
           (Inception 4/10/92)    S&P 500 Index*      Bond Index*
           ------------------     --------------      -----------

4/10/92         $10,000             $10,000             $10,000
3/31/93         $11,019             $11,527             $11,362
3/31/94         $10,933             $11,693             $11,678
3/31/95         $11,963             $13,515             $12,212
3/31/96         $13,409             $17,859             $13,546
3/31/97         $15,897             $21,420             $14,150




AVERAGE ANNUAL RETURNS+
THROUGH 3/31/97
                                                            Since Inception
                                               1 Year           4/10/92
---------------------------------------------------------------------------
IAI BALANCED FUND                              18.55%            9.77%
---------------------------------------------------------------------------
S&P 500 Index                                  19.94%           16.46%*
---------------------------------------------------------------------------
Lehman Government/
   Corporate Bond Index                         4.46%            7.32%*

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
* SINCE 4/01/92



                                 FUND PORTFOLIO
                                IAI BALANCED FUND

                                 MARCH 31, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


COMMON STOCKS - 33.5%
                                              Market
                               Quantity     Value (a)
--------------------------------------------------------
CONSUMER DURABLES - 4.6%
Bandag                            4,400  $    221,650
Department 56 (b)                23,800       413,525
Eastman Kodak                     3,600       273,150
Hasbro                            8,100       221,738
Polaris                           9,000       208,125
Sturm Ruger                      10,400       165,100
--------------------------------------------------------
                                            1,503,288
--------------------------------------------------------
CONSUMER NON-DURABLES - 3.1%
Coca-Cola                         4,700       262,612
Gillette                          2,700       196,088
Philip Morris                     3,600       410,850
UST                               5,900       164,462
--------------------------------------------------------
                                            1,034,012
--------------------------------------------------------
CONSUMER SERVICES - 1.8%
Media General Class A             4,800       136,200
Reader's Digest Class A           4,000       115,000
Walt Disney                       4,600       335,800
--------------------------------------------------------
                                              587,000
--------------------------------------------------------
ELECTRONIC TECHNOLOGY - 3.0%
3Com (b)                         10,700       350,425
Intel                             3,000       417,375
Lucent Technologies                   1            53
Motorola                          3,500       211,312
--------------------------------------------------------
                                              979,165
--------------------------------------------------------
ENERGY MINERALS - 1.2%
British Petroleum ADR               789       108,290
Exxon                             2,700       290,925
--------------------------------------------------------
                                              399,215
--------------------------------------------------------
FINANCIAL - 7.3%
Aetna                             3,500       300,563
American Express                  5,800       347,275
Fannie Mae                        9,800       354,025
Leucadia National                 7,200       198,000
Norwest                           4,800       222,000
PMI Group                         3,500       175,437
Student Loan Marketing
   Association                    3,200       304,800
United Assets Management         12,200       312,625
United Dominion Realty Trust     12,700       185,737
--------------------------------------------------------
                                            2,400,462
--------------------------------------------------------
HEALTH TECHNOLOGY - 2.2%
Bristol-Myers Squibb              4,800       283,200
Merck & Company                   1,500       126,375
Pfizer                            2,100       176,663
SmithKline Beecham ADR            2,000       140,000
--------------------------------------------------------
                                              726,238
--------------------------------------------------------
INDUSTRIAL SERVICES - 1.4%
Nabors Industries (b)            12,000       234,000
Schlumberger ADR                    740        79,365
WMX Technologies                  4,300       131,688
--------------------------------------------------------
                                              445,053
--------------------------------------------------------
NON-ENERGY MINERALS - 1.2%
Nucor                             3,100       141,825
Schweitzer-Mauduit International  8,200       248,050
--------------------------------------------------------
                                              389,875
--------------------------------------------------------
PRODUCER MANUFACTURING - 5.0%
Berkshire Hathaway Class A (b)       15       543,000
General Electric                  2,700       267,975
Nordson                           3,000       153,750
Tyco International                5,300       291,500
Westinghouse Electric            20,800       369,200
--------------------------------------------------------
                                            1,625,425
--------------------------------------------------------
RETAIL TRADE - 1.7%
Harcourt General                  5,900       274,350
Wal-Mart                         10,600       295,475
--------------------------------------------------------
                                              569,825
--------------------------------------------------------
TECHNOLOGY SERVICES - 0.5%
Electronic Data Systems           4,000       161,500
--------------------------------------------------------
UTILITIES - 0.5%
FPL Group                         3,400       150,025
========================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(Cost:  $9,906,475)......................$ 10,971,083
========================================================

CONVERTIBLE PREFERRED
Stock - 0.2%
                                                 Market
                          Rate     Quantity   Value (a)
--------------------------------------------------------
INDUSTRIAL - 0.2%
WHX Series B              3.75%     2,300  $   80,500
========================================================
TOTAL INVESTMENTS IN
CONVERTIBLE PREFERRED STOCK
(COST:  $115,000).......................$      80,500
========================================================

NON-CONVERTIBLE PREFERRED
STOCKS - 1.9%
                                                Market
                         Rate      Quantity   Value (a)
--------------------------------------------------------
FINANCIAL - 1.9%
Community Bank
   Series B              3.25%     12,000  $  324,000
SI Financing Trust I     2.30      12,000     307,500
--------------------------------------------------------
                                              631,500
========================================================
TOTAL INVESTMENTS IN NON-CONVERTIBLE
PREFERRED STOCKS
(COST:  $589,500).......................$     631,500
========================================================

OTHER SECURITIES - 12.3%
                                               Market
                              Quantity (h)   Value (a)
--------------------------------------------------------
COMMON STOCK - 0.2%
Network Appliance (b)               2,503  $   81,348
--------------------------------------------------------

                               Ownership       Market
                           Percentage (h)    Value (a)
--------------------------------------------------------
LIMITED PARTNERSHIPS - 12.1%
South Street Corporate
   Recovery Fund I (b)              0.67%  $    43,493
Spectrum Equity Investors (b)       0.46       479,689
Vanguard Associates IV (b)          1.35     3,433,093
--------------------------------------------------------
                                             3,956,275
========================================================
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST:  $771,460)....................... $   4,037,623
========================================================

FOREIGN COMMON STOCKS - 8.5%
                                              Market
                                Quantity    Value (a)
--------------------------------------------------------
AUSTRALIA - 0.9%
Commonwealth Bank of
   Australia  (Financial)         9,600        95,574
M.I.M. Holdings
   (Energy Minerals)             69,100        91,543
Woolworth's
   (Commercial Services)         34,301        90,883
--------------------------------------------------------
                                              278,000
--------------------------------------------------------
BELGIUM - 0.4%
Compagnie Maritime
   Belge (Transportation)           320        24,683
Generale de Banque (Financial)      230        90,038
--------------------------------------------------------
                                              114,721
--------------------------------------------------------
FRANCE 1.5%
Compagnie Financiere de Paribas
   (Financial)                    1,325        92,210
Credit Local de France
   (Commercial Services)          1,020       110,001
Eridania Beghin-Say
   (Process Industries)             580        91,197
Lafarge (Producer Manufacturing)  1,450       100,419
Lyonnaise des Eaux-Dumez
   (Industrial Services)            985       100,626
--------------------------------------------------------
                                              494,453
--------------------------------------------------------
GERMANY - 0.5%
Bayer (Process Industries)        1,920        79,866
RWE (Energy Minerals)             1,800        80,322
--------------------------------------------------------
                                              160,188
--------------------------------------------------------
HONG KONG - 0.7%
First Pacific (Financial)        42,000        53,388
Hong Kong Telecommunications
   (Utilities)                   49,600        84,811
Jardine Strategic Holdings
   (Financial)                   28,000        96,880
--------------------------------------------------------
                                              235,079
--------------------------------------------------------
JAPAN - 1.6%
Eisai (Health Technology)         4,000        68,492
Hitachi (Producer Manufacturing) 11,000        97,730
Mitsubishi Heavy Industries
   (Producer Manufacturing)      15,000        97,528
Nippon Telegraph & Telephone
   (Utilities)                       17       119,595
Nippon Yusen Kabushiki Kaish
   (Transportation)              17,000        60,141
Toray Industries
   (Process Industries)          15,000        87,109
--------------------------------------------------------
                                              530,595
--------------------------------------------------------
MALAYSIA - 0.1%
Land & General Holdings
   (Process Industries)          13,000        24,120
Malaysian International Shipping,
   foreign (Transportation)       7,000        17,364
--------------------------------------------------------
                                               41,484
--------------------------------------------------------
NETHERLANDS - 0.6%
ING Groep (Financial)             1,950        76,823
KLM Royal Dutch Air Lines
   (Transportation)                 209         6,239
Koninklijke PTT Nederland
   (Commercial Services)          1,600        59,281
Philips Electronics
   (Producer Manufacturing)       1,349        62,926
--------------------------------------------------------
                                              205,269
--------------------------------------------------------
NEW ZEALAND - 0.2%
Carter Holt Harvey
   (Non-Energy Minerals)         37,300        78,266
--------------------------------------------------------
SPAIN - 0.2%
Banco Popular Espanol (Financial)   380        68,136
--------------------------------------------------------
UNITED KINGDOM - 1.8%
B.A.T. Industries
   (Consumer Non-Durables)       11,800       100,269
British Steel
   (Non-Energy Minerals)         27,300        72,955
Energy Group (Utilities)(b)       2,450        20,477
Glaxo Wellcome
   (Health Technology)            4,950        90,748
Hanson (Financial)                3,062        14,382
Imperial Tobacco Group
   (Consumer Non-Durables)(b)     7,861        53,825
Peninsular and Oriental Steam
   Navigation (Transportation)    7,900        80,231
Rolls-Royce (Electronic
   Technology)                   19,000        71,131
Tomkins (Producer Manufacturing) 18,850        84,189
--------------------------------------------------------
                                              588,207
========================================================
TOTAL INVESTMENTS IN FOREIGN COMMON STOCKS
(COST:  $2,819,860)........................$2,794,398
========================================================


               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 13



                                 FUND PORTFOLIO
                                IAI BALANCED FUND


                                 MARCH 31, 1997


CORPORATE BONDS - 13.0%
                                                                         Principal         Market
                                               Rate       Maturity          Amount       Value (a)
----------------------------------------------------------------------------------------------------
FINANCIAL - 3.4%
Ford Motor Credit                              7.00%      09/25/01      $   50,000      $   49,702
Nationwide CSN Trust (f)                       9.88       02/15/25       1,000,000       1,062,470
----------------------------------------------------------------------------------------------------
                                                                                         1,112,172
----------------------------------------------------------------------------------------------------
INDUSTRIAL - 6.4%
American General (f)                           7.57       12/01/45         500,000         449,824
Circus Circus                                  6.70       11/15/96          50,000          47,820
Federated Department Stores                    8.50       06/15/03         350,000         361,497
J. C. Penney                                   7.63       03/01/97         235,000         219,471
RJR Nabisco                                    8.00       07/15/01         500,000         496,935
Triton Energy (step bond)                      9.03 (c)   12/15/00         500,000         521,250
----------------------------------------------------------------------------------------------------
                                                                                         2,096,797
----------------------------------------------------------------------------------------------------
YANKEE - 3.2%
Empresa Nacional Electric (g)                  8.13       02/01/97         250,000         244,580
Reliance Industries (f) (g)                   10.25       01/15/97         350,000         348,530
Tenaga Nasional (f) (g)                        7.50       01/15/96         500,000         457,610
----------------------------------------------------------------------------------------------------
                                                                                         1,050,720
====================================================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $4,391,102)....................................................................$  4,259,689
====================================================================================================


               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 13



                                 FUND PORTFOLIO
                                IAI BALANCED FUND


                                 MARCH 31, 1997


U.S. GOVERNMENT OBLIGATIONS - 13.6%
                                                                                      Principal         Market
                                                              Rate      Maturity         Amount       Value (a)
-----------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 5.8%
                                                              5.63%     10/31/97   $    400,000    $    399,500
                                                              6.00      09/30/98        250,000         248,905
                                                              6.88      07/31/99        400,000         403,000
                                                              5.50      12/31/00        900,000         864,144
-----------------------------------------------------------------------------------------------------------------
                                                                                                      1,915,549
-----------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 7.8%
                                                             10.38      11/15/12        125,000         154,980
                                                             12.00      08/15/13        180,000         247,471
                                                              9.25      02/15/16        500,000         604,375
                                                              6.88      08/15/25      1,520,000       1,460,629
                                                              6.50      11/15/26        100,000          92,062
-----------------------------------------------------------------------------------------------------------------
                                                                                                      2,559,517
=================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT OBLIGATIONS
(COST: $4,581,198).................................................................................$  4,475,066
=================================================================================================================

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 12.6%

                                                                                      Principal         Market
                                                              Rate      Maturity         Amount       Value (a)
-----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.0%
                                                              6.50%     05/15/21    $   423,276     $   388,620
                                                              6.50      11/15/21        270,000         253,968
-----------------------------------------------------------------------------------------------------------------
                                                                                                        642,588
-----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 2.7%
                                                              6.00      04/01/11        290,834         274,928
                                                              6.50      04/01/26        467,191         435,800
                                                              7.50      11/01/26        191,900         188,720
-----------------------------------------------------------------------------------------------------------------
                                                                                                        899,448
-----------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.9%
                                                              9.00      06/01/17        885,346         935,696
                                                              6.00      10/01/23         79,919          72,651
                                                              9.50      02/01/25        217,852         234,381
                                                              7.00      11/01/25        373,169         357,425
-----------------------------------------------------------------------------------------------------------------
                                                                                                      1,600,153
-----------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.0%
                                                              8.00      09/15/08         67,422          69,002
                                                              7.00      04/15/23        478,764         459,466
                                                              6.00      05/01/27        460,000 (d)     455,903
-----------------------------------------------------------------------------------------------------------------
                                                                                                        984,371
=================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST: $4,187,086)...............................................................................$    4,126,560
=================================================================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $27,361,681)..............................................................................$   31,376,419
=================================================================================================================

SHORT TERM SECURITIES - 3.3%

                                                                                      Principal         Market
                                                              Rate      Maturity         Amount       Value (a)
-----------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS - 3.3%
                                                              5.26%     04/17/97    $   100,000 (e) $    99,771
                                                              5.32      05/29/97      1,000,000         991,610
-----------------------------------------------------------------------------------------------------------------
                                                                                                      1,091,381
=================================================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $1,091,393)...............................................................................$    1,091,381
=================================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $28,453,074) (i)..........................................................................$   32,467,800
=================================================================================================================
OTHER ASSETS AND LIABILITIES (NET) -- 1.1%
   ..............................................................................................$      353,752
=================================================================================================================
TOTAL NET ASSETS
   ..............................................................................................$   32,821,552
=================================================================================================================


               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 13




                             NOTES TO FUND PORTFOLIO
                                IAI BALANCED FUND

                                 MARCH 31, 1997


                                       (a)
Market values of securities are stated in U.S. dollars and are determined as described in Note 1 to the financial state-ments, under "Security Valuation."


                                       (b)
Currently non-income producing security.


                                       (c)
Step bonds represent securities that remain zero-coupon until a predetermined date at which time the stated coupon rate becomes payable at regular intervals. The interest rate shown for step bonds represents effective yield at March 31, 1997, based upon the estimated timing and amount of future interest and principal payments.


                                       (d)
Purchased on a when-issued basis. At March 31, 1997 the cost of securities purchased on a when-issued basis totalled $458,185.


                                       (e)
Security is partially pledged to cover initial margin on open futures contracts (see Note 5 to financial statements).


                                       (f)
Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers and are considered liquid under guidelines established by the Board of Directors.


                                       (g)
Yankee represents dollar-denominated bonds issued in the United States by foreign banks and corporations.


                                       (h)
Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security held at March 31, 1997, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at March 31, 1997 is shown on the next page.




COMMON STOCK

Security                             Acquisition Date                Cost
---------------------------------------------------------------------------
Network Appliance                        09/23/94             $     3,058
                                         12/30/96                   1,792

LIMITED PARTNERSHIPS

Security                             Acquisition Date                Cost
---------------------------------------------------------------------------
South Street Corporate
   Recovery Fund I                       10/03/95             $        --
Spectrum Equity Investors                05/12/94                  53,242
                                         01/03/95                  25,000
                                         05/11/95                   5,525
                                         05/22/95                  35,000
                                         11/16/95                  42,500
                                         12/13/95                  17,500
                                         04/17/96                  12,500
                                         05/15/96                  35,000
                                         08/14/96                  20,000
                                         10/22/96                  50,000
                                         12/12/96                  12,500
                                         02/12/97                  21,395
                                         02/26/97                  25,000
Vanguard Associates IV                   02/11/93                  11,448
                                         08/12/93                  50,000
                                         11/01/93                  50,000
                                         04/19/94                  50,000
                                         09/19/94                  50,000
                                         01/17/95                  50,000
                                         07/17/95                  50,000
                                         12/13/95                  50,000
                                         07/26/96                  50,000


                                       (i)
At March 31, 1997, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

Cost for federal income tax purposes...........................  $   28,418,911
                                                                 ==============

Gross unrealized appreciation..................................  $    5,301,246

Gross unrealized depreciation..................................      (1,252,357)
                                                                 --------------

Net unrealized appreciation....................................  $    4,048,889
                                                                 ==============




                       STATEMENT OF ASSETS AND LIABILITIES
                                IAI BALANCE FUND


                                 MARCH 31, 1997

ASSETS
Investments in securities, at market
    (Cost: $28,453,074)                                                                          $  32,467,800
Cash in bank on demand deposit                                                                         323,922
Receivable for investment securities sold                                                              927,795
Dividends and accrued interest receivable                                                              198,498
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                            2,018
Variation margin receivable                                                                                313
----------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                    33,920,346
----------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investment securities purchased                                                          1,096,121
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                            1,538
Other accrued expenses                                                                                   1,135
----------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                                                                1,098,794
----------------------------------------------------------------------------------------------------------------
        NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                                       $  32,821,552
================================================================================================================

REPRESENTED BY:
Capital stock                                                                                    $      29,738
Additional paid-in capital                                                                          27,695,923
Undistributed (overdistributed) net investment income                                                  (59,184)
Accumulated net realized gains                                                                       1,129,376
Unrealized appreciation on:
    Investment securities                                                       $   4,025,470
    Other assets and liabilities denominated in foreign currency                          229
----------------------------------------------------------------------------------------------------------------
                                                                                                     4,025,699
----------------------------------------------------------------------------------------------------------------
        TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                  $  32,821,552
================================================================================================================
        Shares of capital stock outstanding; authorized 10 billion shares
           of $.01 par value stock                                                                   2,973,845
----------------------------------------------------------------------------------------------------------------
        NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                                   $       11.04
================================================================================================================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 19



                             STATEMENT OF OPERATIONS
                                IAI BALANCED FUND

                            YEAR ENDED MARCH 31, 1997

NET INVESTMENT INCOME
    INCOME
       Interest (net of foreign income taxes withheld of $3,867)                                 $     383,048
       Dividends (net of foreign income taxes withheld of $3,626)                                    1,097,821
----------------------------------------------------------------------------------------------------------------
           TOTAL INCOME                                                                              1,480,869
----------------------------------------------------------------------------------------------------------------
    EXPENSES
       Management fees                                                                                 443,596
       Compensation of Directors                                                                         3,028
----------------------------------------------------------------------------------------------------------------
           TOTAL EXPENSES                                                                              446,624
           Less fees reimbursed by Advisers                                                             (3,028)
----------------------------------------------------------------------------------------------------------------
           NET EXPENSES                                                                                443,596
----------------------------------------------------------------------------------------------------------------
           NET INVESTMENT INCOME                                                                     1,037,273
----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
    Net realized gains on:
       Investment securities                                                    $   4,576,908
       Foreign currency transactions                                                    1,884
       Futures contracts                                                              131,804
----------------------------------------------------------------------------------------------------------------
                                                                                                     4,710,596
    Net change in unrealized appreciation or depreciation on:
       Investment securities                                                    $     110,419
       Other assets and liabilities denominated in foreign currency                    (5,205)
       Futures contracts                                                              (58,694)
----------------------------------------------------------------------------------------------------------------
                                                                                                        46,520
----------------------------------------------------------------------------------------------------------------
           NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY                                              4,757,116
----------------------------------------------------------------------------------------------------------------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $   5,794,389
================================================================================================================



                       STATEMENTS OF CHANGES IN NET ASSETS
                                IAI BALANCED FUND


                                                                           Years ended March 31,
---------------------------------------------------------------------------------------------------------
                                                                          1997                1996
---------------------------------------------------------------------------------------------------------
OPERATIONS
     Net investment income                                          $     1,037,273    $      1,017,056

     Net realized gains                                                   4,710,596           3,005,275

     Net change in unrealized appreciation or depreciation                   46,520             704,180
---------------------------------------------------------------------------------------------------------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             5,794,389           4,726,511
---------------------------------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               (1,454,148)         (1,132,510)

     Net realized gains                                                  (5,366,081)                 --
---------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                                             (6,820,229)         (1,132,510)
---------------------------------------------------------------------------------------------------------


CAPITAL SHARE TRANSACTIONS
     Net proceeds from 1,002,358 and 628,648 shares sold                 11,615,277           6,993,925

     Net asset value of 620,444 and 101,053 shares issued
         for reinvestment of distributions                                6,699,334           1,117,011

     Cost of 2,013,573 and 1,282,476 shares redeemed                    (23,266,327)        (14,324,619)
---------------------------------------------------------------------------------------------------------
         DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS          (4,951,716)         (6,213,683)
---------------------------------------------------------------------------------------------------------
         TOTAL DECREASE IN NET ASSETS                                    (5,977,556)         (2,619,682)

     NET ASSETS AT BEGINNING OF PERIOD                                   38,799,108          41,418,790
---------------------------------------------------------------------------------------------------------

     NET ASSETS AT END OF PERIOD                                    $    32,821,552    $     38,799,108
=========================================================================================================
         including undistributed (overdistributed)
              net investment income of:                             $       (59,184)   $        423,569
=========================================================================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 19



                              FINANCIAL HIGHLIGHTS
                                IAI BALANCED FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                                Years ended March 31,                Period from
                                                  ---------------------------------------------   April 10, 1992***
                                                    1997          1996        1995        1994    to March 31,1993
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
    Beginning of period                           $  11.53     $  10.57    $  10.36    $  10.89      $  10.00
--------------------------------------------------------------------------------------------------------------------

OPERATIONS
    Net investment income                              .37          .29         .29         .27           .18
    Net realized and unrealized gains (losses)        1.60          .97         .62        (.34)          .84
--------------------------------------------------------------------------------------------------------------------
       Total from operations                          1.97         1.26         .91        (.07)         1.02
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                             (.49)        (.30)       (.32)       (.26)         (.13)
    Net realized gains                               (1.97)          --        (.38)       (.20)           --
--------------------------------------------------------------------------------------------------------------------
       Total distributions                           (2.46)        (.30)       (.70)       (.46)         (.13)
--------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
    End of period                                 $  11.04     $  11.53    $  10.57    $  10.36      $  10.89
====================================================================================================================

Total investment return*                             18.55%       12.09%       9.44%      (0.77%)       10.18%

Net assets at end of period (000's omitted)       $ 32,822     $ 38,799    $ 41,419    $ 52,369      $ 70,068

RATIOS
    Expenses to average net assets                    1.25%        1.25%       1.25%       1.25%         1.25%**
    Net investment income to average net assets       2.92%        2.48%       2.68%       2.35%         2.18%**
    Average brokerage commission rate****         $ 0.0468          n/a         n/a         n/a           n/a
    Portfolio turnover rate
       (excluding short-term securities)             190.6%       193.8%      256.9%      211.9%         83.4%


* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.

**   Annualized

***  Commencement of operations

**** Beginning in fiscal 1997, the Fund is required to disclose an average brokerage commission rate. The comparability of rates between domestic and foreign equities may be affected by the fact that commission rates per share can vary significantly among foreign countries.




                         NOTES TO FINANCIAL STATEMENTS
                                  IAI BALANCED

                                 MARCH 31, 1997


[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IAI Investment Funds VI, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The IAI Balanced Fund is a separate portfolio of IAI Investment Funds VI, Inc. The Fund has a primary objective of maximum total return through investment in stocks, bonds and short-term instru-ments. This report covers only the IAI Balanced Fund (the Fund).

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price is used. Such valuations are obtained from pricing services or are supplied by dealers.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those securities with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such securities represent $4,037,623 (12.3% of net assets). Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

SECURITIES PURCHASED ON A
WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The cost of securities purchased on a when-issued basis at March 31, 1997 totalled $458,185 for the Fund.

FUTURES AND OPTIONS
CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Fund may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FOREIGN CURRENCY
TRANSLATIONS AND FORWARD
FOREIGN CURRENCY
CONTRACTS

The Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation or depreciation on foreign currency transactions. Exchange gains (losses) may also be realized between the trade and settlement dates on security and foreign currency contract transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of limited partnership income, certain foreign currency gains and losses treated as ordinary income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed (overdistributed) net investment income has been decreased by $65,878 and accumulated net realized gains have been increased by $65,878.

SECURITY TRANSACTIONS AND
INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

The Fund uses the equity method of accounting for limited partnerships.

DISTRIBUTIONS TO
SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions, as needed to comply with federal tax regulations, are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


[2] COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policyholder, the Fund is committed to make future capital contributions, if requested by the Company.

The Fund has available a $12,750,000 line of credit with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. There are no borrowings outstanding at March 31, 1997.

At March 31, 1997, the Fund is committed to invest an additional $123,000 in Spectrum Equity Investors limited partnership.

Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal deter-mination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profit and loss in the partnership and removal from the limited partnership.

The Fund's management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of investments in short-term securities. The Fund maintains in a segregated account an amount equal to its aggregate unpaid commitments.


[3] FEES AND EXPENSES

Under terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. The Management Agreement further provides that Advisers will either reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount. The fee is equal to an annual rate of 1.25% declining to 1.10% of average daily net assets. This fee is paid monthly.


[4] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF
SECURITIES

For the year ended March 31, 1997, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund aggregated $64,966,000 and $76,563,723, respectively.

RESTRICTED SECURITIES

Included in the Fund's portfolio of investments in securities at March 31, 1997 are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid.

The Fund limits investments in securities that are not readily marketable to 15% of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Fund's Board of Directors.


[5] OPEN FUTURES CONTRACTS

The financial futures contracts shown below were open as of March 31, 1997. The market value of securities deposited to cover initial margin requirements for the open positions at March 31, 1997 was $74,828. The unrealized appreciation of $10,744 on these contracts at March 31, 1997 is included in unrealized appreciation on investment securities.

                      Number of    Expiration                   Market      Unrealized
Type                  Contracts       Month      Position       Value      Appreciation
-----------------------------------------------------------------------------------------
U.S. Treasury Note        5         June 1997      Short     $  527,500     $  10,744



[6] FOREIGN CURRENCY EXCHANGE CONTRACTS

At March 31, 1997 the Balanced Fund had entered into foreign currency exchange contracts. The unrealized appreciation on those contracts at March 31, 1997 is included in unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency. The terms of the open contracts are as follows:

Exchange                                                                  Unrealized      Unrealized
 Date        Currency to be Delivered      Currency to be Received       Appreciation    Depreciation
-------------------------------------------------------------------------------------------------------
04/01/97       1,356 U.S. Dollars            10,468  Hong Kong Dollars    $      -         $      5
04/01/97       6,081 U.S. Dollars            11,438  Dutch Guilders             17               --
04/01/97       4,322 U.S. Dollars             8,129  Dutch Guilders             12               --
05/13/97      95,018 U.S. Dollars        11,500,000  Japanese Yen                -            1,533
07/10/97      53,682 British Pounds          90,000  U.S. Dollars            1,989               --
-------------------------------------------------------------------------------------------------------
                                                                          $  2,018         $  1,538


                          INDEPENDENT AUDITORS' REPORT
                                IAI BALANCED FUND

The Board of Directors and Shareholders
IAI Investment Funds VI, Inc.:

We have audited the accompanying statements of assets and liabilities, including the fund portfolio, of IAI Balanced Fund (a portfolio within IAI Investment Funds VI, Inc.) as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented on page 18 of the annual report. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Balanced Fund at March 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
May 9, 1997



                            FEDERAL TAX INFORMATION
                               IAI BALANCED FUND

We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for information purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.

                                TAX INFORMATION:

-----------------------------------------------------------------------------
                                      Ordinary                   Long-Term
 Payable Date                        Income (A)                Capital Gain
-----------------------------------------------------------------------------

JUNE 1996                            $  0.2660                  $  0.3981
DECEMBER 1996                           0.2254                     1.5677
=============================================================================
                                     $  0.4914                  $  1.9658

22.97% of ordinary income distributions qualify for deduction by corporations.

(A) INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.




                             IAI MUTUAL FUND FAMILY

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND FAMILY

                                                     Secondary
IAI Fund                        Primary Objective    Objective                 Portfolio Composition
 ...................................................................................................................................
IAI DEVELOPING                Capital Appreciation      --                     Equity securities of companies in developing
COUNTRIES FUND                                                                 countries
-----------------------------------------------------------------------------------------------------------------------------------


IAI INTERNATIONAL FUND        Capital Appreciation     Income                  Equity securities of non-U.S. companies
-----------------------------------------------------------------------------------------------------------------------------------


IAI EMERGING GROWTH FUND      Capital Appreciation      --                     Common stocks of small- to medium-sized
(CLOSED TO NEW INVESTORS AS OF 2/1/96)                                         emerging growth companies
-----------------------------------------------------------------------------------------------------------------------------------


IAI CAPITAL                   Capital Appreciation      --                     Common stocks of small- to medium-sized
APPRECIATION FUND                                                              growth companies
-----------------------------------------------------------------------------------------------------------------------------------


IAI MIDCAP GROWTH FUND        Capital Appreciation      --                     Common stocks of medium-sized growth companies
-----------------------------------------------------------------------------------------------------------------------------------


IAI REGIONAL FUND             Capital Appreciation      --                     Common stocks of Upper Midwest companies
-----------------------------------------------------------------------------------------------------------------------------------


IAI GROWTH FUND               Capital Appreciation      --                     Common stocks with potential for above-average
                                                                               growth and appreciation
-----------------------------------------------------------------------------------------------------------------------------------


IAI VALUE FUND                Capital Appreciation      --                     Common stocks which are considered to be undervalued
-----------------------------------------------------------------------------------------------------------------------------------


IAI GROWTH AND INCOME FUND    Capital Appreciation     Income                  Common stocks with potential for long-term
                                                                               appreciation, and common stocks that are expected to
                                                                               produce income
-----------------------------------------------------------------------------------------------------------------------------------


IAI BALANCED FUND             Total Return             Income                  Common stocks, investment-grade bonds and
                              [CAPITAL APPRECIATION + INCOME]                  short-term instruments
-----------------------------------------------------------------------------------------------------------------------------------


IAI BOND FUND                 Income                   Capital Preservation    Investment-grade bonds
-----------------------------------------------------------------------------------------------------------------------------------


IAI GOVERNMENT FUND           Income                   Capital Preservation    U.S. Government securities
-----------------------------------------------------------------------------------------------------------------------------------


IAI RESERVE FUND              Stability/Liquidity      Income                  The portfolio has a maximum average maturity
                                                                               of 25 months, investing primarily in investment-grade
                                                                               bonds
-----------------------------------------------------------------------------------------------------------------------------------


IAI MONEY MARKET FUND         Stability/Liquidity      Income                  The portfolio's average dollar-weighted maturity is
                                                                               less than 90 days, investing in high quality, money
                                                                               market securities
-----------------------------------------------------------------------------------------------------------------------------------




                      (THIS PAGE INTENTIONALLY LEFT BLANK)




                      (THIS PAGE INTENTIONALLY LEFT BLANK)





                               INVESTMENT ADVISER
                                   AND MANAGER

                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com


                                    CUSTODIAN

                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479


                                  LEGAL COUNSEL

                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS

                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS

                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                                J. Peter Thompson
                               Charles H. Withers






                                   [LOGO] IAI

                                  MUTUAL FUNDS

           3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA
                        55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700